Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Greer Bancshares Incorporated
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:


         --------------------------------------------------------------------

         (2)  Aggregate number of securities to which transaction applies:


         --------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         --------------------------------------------------------------------

         (4)  Proposed maximum aggregate value of transaction:


         --------------------------------------------------------------------

         (5)  Total fee paid:

         --------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         --------------------------------------------------------------------

         (2)  Form, Schedule or Registration Statement No.:


         --------------------------------------------------------------------

         (3)  Filing Party:


         --------------------------------------------------------------------

         (4)  Date Filed:


         --------------------------------------------------------------------

                                        Greer
                                        Bancshares
                                        Incorporated


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Greer Bancshares Incorporated will be held on Thursday, April 24, 2003, at 7:00 p.m., local time, at the West Poinsett Street office of Greer State Bank, 1111 West Poinsett Street, Greer, South Carolina, for the following purposes:

     1. To elect three directors to hold office until the 2006 Annual Meeting of Shareholders or until their successors have been duly elected and qualified; and

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments of the meeting.

Only those shareholders of the Company of record at the close of business on March 27, 2003 are entitled to vote at the Annual Meeting or any adjournments thereof. A complete list of shareholders will be available at the Company's offices prior to the meeting.

YOU ARE  CORDIALLY  INVITED  TO  ATTEND  THE  ANNUAL  MEETING  IN  PERSON.  EACH
                                                                            ----
SHAREHOLDER IS REQUESTED TO DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE
--------------------------------------------------------------------------------
ENCLOSED POSTAGE PAID,  RETURN  ENVELOPE,  WHETHER OR NOT YOU PLAN TO ATTEND THE
--------------------------------------------------------------------------------
ANNUAL MEETING.  YOU MAY, IF YOU WISH,  WITHDRAW YOUR PROXY AND VOTE YOUR SHARES
--------------------------------------------------------------------------------
IN PERSON AT THE ANNUAL MEETING.
-------------------------------


                                           By Order of the Board of Directors,


                                           /s/ Gary M. Griffin

                                           Gary M. Griffin
Greer, South Carolina                      Chairman, Board of Directors
April 2, 2003                              Greer Bancshares Incorporated

                          GREER BANCSHARES INCORPORATED
                            1111 West Poinsett Street
                           Greer, South Carolina 29650

                                 PROXY STATEMENT

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 2003

Our Board of Directors is soliciting proxies for the 2003 Annual Meeting of Shareholders to be held on Thursday, April 24, 2003, at 7:00 p.m., local time. The meeting will be held at Greer State Bank's West Poinsett Street office, 1111 West Poinsett Street, Greer, South Carolina for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate date of the mailing of this Proxy Statement and accompanying Proxy is April 2, 2003.

Who is Entitled to Vote; Other Voting Matters
The board has set March 27, 2003 as the record date for the meeting. Only shareholders owning the Company's common stock on that date will be entitled to vote at the meeting. At the close of business on that day, there were outstanding 1,607,379 shares of the Company's common stock. Each share of common stock is entitled to one vote on all matters presented at the Annual Meeting. In accordance with the Company's articles of incorporation, cumulative voting will not be permitted.

The presence, in person or by proxy, of the holders of one third of the total number of shares of common stock entitled to vote at the meeting is necessary to constitute a quorum at the meeting. Since many shareholders cannot attend the meeting, it is necessary that a large number be represented by proxy.
Accordingly, the Board of Directors has designated proxies to represent those shareholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

The election of directors will be determined by a plurality vote. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that brokers do not vote on some proposals but that they do vote on others are referred to as "broker non-votes" with respect to the proposals not voted upon. A broker non-vote does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. In addition, if a shareholder abstains from voting on a particular proposal, the abstention does not count as a vote in favor of or against the proposal.

Availability of Voting by Proxy; Revocability of Proxies
When you sign the proxy card, you appoint Walter M. Burch, Theron C. Smith, III and C. Don Wall as your representatives at the meeting. Mr. Burch, Mr. Smith and Mr. Wall will vote your proxy as you have instructed them on the proxy card. If you submit a proxy but do not specify how you would like it to be voted, Mr. Burch, Mr. Smith and Mr. Wall will vote your proxy for the election to the Board of Directors of all nominees listed below under "Election of Directors." We are not aware of any other matters to be considered at the meeting. However, if any other matters come before the meeting, Mr. Burch, Mr. Smith and Mr. Wall will vote your proxy on such matters in accordance with their judgment.

You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by signing and delivering another proxy with a later date or by voting in person at the meeting.

Solicitation of Proxies
We are paying for the costs of preparing and mailing the proxy materials and of reimbursing brokers and others for their expenses of forwarding copies of the proxy materials to our shareholders. Our officers and employees may assist in soliciting proxies but will not receive additional compensation for doing so. We are distributing this proxy statement on or about April 2, 2003.

We are mailing our 2002 Annual Report along with this proxy statement. The annual report contains financial statements reflecting our financial position and results of operations at and for the three years ended December 31, 2002. The annual report, however, is not part of this proxy statement.

                              ELECTION OF DIRECTORS
                             Proposal 1 on the Proxy

General Information Regarding Election of Directors
The Board of Directors is divided into three classes with staggered terms, so that the terms of only approximately one-third of the board members expire at each annual meeting. The Company's bylaws provide for a Board of Directors consisting of not less than nine and not more than 15 directors. The Board of Directors is currently comprised of 10 directors.

Shareholders will elect three nominees at the meeting to serve a three-year term, expiring at the 2006 annual meeting of shareholders. The directors will be elected by a plurality of the votes cast at the meeting. This means that the three nominees receiving the highest number of votes will be elected.

The board of directors recommends that you elect the three nominees identified below as directors. If you submit a proxy but do not specify how you would like it to be voted, Mr. Burch, Mr. Smith and Mr. Wall will vote your proxy to elect these nominees. If any of these nominees is unable or fails to accept nomination or election (which we do not anticipate), Mr. Burch, Mr. Smith and Mr. Wall will vote instead for a replacement to be recommended by the board of directors, unless you specifically instruct otherwise in the proxy.

Identification of Nominees
The following table sets forth information concerning the three persons nominated as directors, as well as directors continuing in office.

                                                         Position or Office                   Director
       Name                         Age                   with the Company                      Since
       ----                         ---                   ----------------                      -----
Nominees for Three  Year Terms Expiring in 2006
Mark S. Ashmore                     46                        Director                          2002
Harold K. James                     51                        Director                          1988
Anthony C. Cannon                   38                        Director                          2000

Continuing Directors with Terms Expiring in 2004
Walter M. Burch                     61                        Director                          1988
Paul D. Lister                      58                        Director                          1988
C. Don Wall                         59                        Director                          1988
Theron C. Smith, III                54                        Director                          2000

Continuing Directors with Terms Expiring in 2005
Gary M. Griffin                     48                        Director                          1992
R. Dennis Hennett                   60                        Director, President & CEO         1988
David M. Rogers                     48                        Director                          1988


Experience of the Board of Directors (All directors have been at their present occupation at least five years)

Mr. Ashmore is President of Ashmore Bros., Inc./Century Concrete, a local paving company.

Mr. Burch is General Manager and Co-Publisher of The Greer Citizen, a local weekly newspaper.

Mr. Cannon is the Energy Manager for Greer Commission of Public Works.

Mr. Griffin is Vice President of Mutual Home Stores, a group of retail stores in the Greenville-Spartanburg area.

Mr. James is Vice President and Broker-in-Charge of the James Agency, a local insurance and real estate company.

Mr. Lister is a Certified Public Accountant, with a local practice.

Mr. Rogers is President of Joshua's Way, a local non-profit organization.

Mr. Smith is an optometrist with a local practice.

Mr. Wall is a pharmacist and President of Professional Pharmacy, Incorporated.

Meetings and Committees of the Board of Directors.
The Board of Directors held 13 meetings in 2002. All of the directors attended at least 75% of the aggregate of such board meetings and the meetings of each committee on which they served.

Our board of directors has appointed a number of committees, including a personnel committee, a nominating committee, and an audit committee.

Our personnel committee, which met five times in 2002, establishes and monitors our employee benefits program and personnel policies. This committee also performs the duties of a compensation committee and reviews annually the recommendations of executive management regarding administration of salaries and benefits costs. In 2002, the personnel committee was comprised of Mr. Rogers, Chairman; Mr. Cannon, Mr. Griffin, and Mr. Smith. In addition, Mr. Hennett, as our Chief Executive Officer, presents recommendations from executive management and participates in discussions affecting the compensation of all employees except his own. The personnel committee also administers the Company's Incentive Stock Option Plan whereby stock options are awarded to key employees.

Our nominating committee has the principal function of selecting management nominees for election as directors. The members of the nominating committee are Messrs. Rogers (Chairman), Griffin, Lister, and Wall.

The audit committee, which met five times in 2002, selects the Company's independent auditors, determines the scope of the annual audit, determines whether the Company has adequate administrative, operational, and internal accounting controls, and determines whether the Company is operating according to established policies and procedures. The members of the audit committee are Messrs. Lister (Chairman), Ashmore, and Smith. Each of these members is considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Board of Directors has not adopted a formal audit committee charter. It is, however, a policy of the Board that the Audit Committee is responsible for engaging a qualified CPA firm to audit the bank's financial statements annually to be presented to the shareholders. It is also a policy that the committee is comprised of outside directors, who will ensure the bank's internal audit function is independent of bank management and the audit responsibility is performed competently.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee of the Board of Directors is responsible for providing independent oversight of the Company's accounting functions and internal controls. Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee has reviewed the audited financial statements for the year ended December 31, 2002 and has discussed the audited financial statements with management. The audit committee has also discussed with Crisp Hughes Evans LLP, our independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 - Codification of Statements on Auditing Standards (having to do with accounting methods used in the financial statements). The audit committee has received written disclosures and the letter from Crisp Hughes Evans LLP required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor's independence), and has discussed with Crisp Hughes Evans LLP the accountants' independence. Based on this, the audit committee recommended to the board that the audited financial statements be included in Greer Bancshares Incorporated's SEC Form 10-K for the fiscal year ended December 31, 2002 for the filing with the SEC.

The Audit Committee:
Paul D. Lister, Chairman        Mark S. Ashmore         Theron C. Smith, III

                            AUDITING AND RELATED FEES

Audit Fees. The aggregate fees billed for professional services rendered by Crisp Hughes Evans LLP for the audit of our annual financial statements for the year ended December 31, 2002 and for the reviews of the financial statements included in our periodic reports filed with the SEC during 2002 were $23,572.

Financial Information Systems Design and Implementation Fees. Crisp Hughes Evans LLP performed no services and therefore billed no fees relating to operating or supervising the operation of our information systems or wide area network or for designing or implementing our financial information management systems during 2002.

Internal Audit Fees. Crisp Hughes Evans LLP performed internal audit procedures for us and billed fees for $13,250 relating to internal audit work performed from January through August 2002.

All Other Fees. The aggregate fees billed for other services rendered to us by Crisp Hughes Evans LLP in 2002 were $2,325, including tax-related services and other professional services. Auditor Independence. The audit committee of the board believes that the non-audit services provided by Crisp Hughes Evans LLP are compatible with maintaining the auditor's independence. None of the time devoted by Crisp Hughes Evans LLP on its engagement to audit our financial statements for the year ended December 31, 2002 is attributable to work performed by persons other than Crisp Hughes Evans LLP employees.

The Board of Directors has appointed the firm of Crisp Hughes Evans LLP as independent certified public accountants to audit the books of the Company for the 2003 fiscal year and to perform such other appropriate accounting and related services as may be required by management. The appointment was made upon the recommendation of the audit committee. A representative of Crisp Hughes Evans LLP will be present at the Annual Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions that the shareholders may have.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock. The following table sets forth as of March 27, 2003 information with respect to the common stock owned beneficially or of record by each of the directors and nominees individually, by the named executive officers, by all directors and executive officers of the Company as a group, and by each holder of at least 5% of the Company's common stock. Unless otherwise noted, each person has sole voting power and sole investment power with respect to the shares listed.

                                                             Amount and Nature of
                                                             Beneficial Ownership      Percent of Class (1)
Walter M. Burch                                                      37,102 (2)                2.3%
Paul D. Lister                                                       67,968 (3)                4.2%
C. Don Wall                                                          81,802 (4)                5.1%
Theron C. Smith, III                                                  1,081                      *
Gary M. Griffin                                                      21,927 (5)                1.4%
R. Dennis Hennett                                                     1,721                      *
David M. Rogers                                                      11,483 (6)                  *
Mark S. Ashmore                                                         205                      *
Harold K. James                                                      27,087 (7)                1.7%
Anthony C. Cannon                                                       221                      *
All Directors/Executive Officers as a Group (15 persons)            280,128                   17.4%

*     Less than 1%.
      -------------------------------

(1) The calculation is based on 1,607,379 shares of common stock, which is the actual number of shares outstanding as of the record date. Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, percentages of total outstanding shares have been computed on the assumption that shares of common stock that can be acquired within 60 days upon the exercise of options by a given person or group are outstanding, but no other shares similarly subject to acquisition by other persons are outstanding.
(2)  Includes 7,351 shares owned by an affiliated company of Mr. Burch.
(3)  Includes 12,769 shares owned by Mr. Lister's spouse.
(4) 38,427 shares owned by Mr. Wall's spouse and 42,911 shares owned by a company of which Mr. Wall is majority owner. Mr. Wall's address is c/o Greer Bancshares Incorporated, 1111 West Poinsett Street, Greer, South Carolina 29650.
(5) Includes 2,014 shares owned by Mr. Griffin's spouse, 7,930 shares owned by Mr. Griffin's children and 5,327 shares owned by a trust for which he is custodian.
(6) Includes 2,331 shares owned by Mr. Rogers' spouse and 3,298 shares owned by Mr. Rogers as custodian for his children.
(7) Includes 15,587 shares owned by a company in which Mr. James has an ownership interest, 189 shares owned by Mr. James' spouse and 2,174 shares for which Mr. James is Trustee under an estate.

                               EXECUTIVE OFFICERS

We have defined our executive officer classification to include only officers at the senior vice president level and above. The only executive officers of the Company are Mr. Hennett, our Chief Executive Officer, and Mr. Medlock, our Chief Financial Officer. Our executive officers of the Bank include:

                                                                                               Bank
       Name                        Age                      Title                          Officer Since
       ----                        ---                      -----                          -------------
R. Dennis Hennett                  60              President and  CEO                          1987
E. Pierce Williams, Jr.            47              EVP -- Commercial Lending                   1992
Sandra I. Burdette                 60              SVP & Chief Operations Officer              1988
William S. Harrill, Jr.            53              SVP & Mortgage Lending Officer              1988
J. Richard Medlock, Jr.            46              SVP & Chief Financial Officer               1988
John W. Hughes                     56              SVP & Consumer Lending Officer              1989

The only family relationship among executive officers and directors is between William S. Harrill, Jr. (Senior Vice President) and Gary M. Griffin (director), who are brothers-in-law.

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

Ms. Burdette is a Senior Vice President and the Chief Operations Officer of Greer State Bank and has managed the Operations area of the Bank since the Bank's opening in 1989.

Mr. Harrill is a Senior Vice President and the Mortgage Lending Officer of Greer State Bank and has managed the Bank's mortgage lending function since the Bank's opening in 1989.

Mr. Hennett has been President and Chief Executive Officer of Greer State Bank since the Bank's opening in 1989.

Mr. Hughes is a Senior Vice President and Consumer Lending Officer of Greer State Bank and has been a senior lender for the Bank since 1989.

Mr. Medlock is a Senior Vice President and the Chief Financial Officer of Greer State Bank. He has been with the Bank since its opening in 1989 and in his current capacity since 1992.

Mr. Williams is the Executive Vice President and Commercial Lending Officer of Greer State Bank. He was hired by the Bank in 1992 and has been a lender since 1993.

None of the executive officers serve as directors of other companies.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors
During 2002, directors received $1,200 for each regular meeting of the Board of Directors. The Company's policy was to pay $1,200 per special meeting, beginning with the third special meeting of the year. No more than $2,400 could have been paid to a director in any one month regardless of the number of regular or special meetings attended. One special meeting of the Board was held in 2002. Directors are not compensated for committee meetings. In addition to the monthly fees paid, each director who was not an employee of the Company was paid a bonus of $1,200 in 2002.

Compensation Committee Interlocks and Insider Participation
The Company's personnel committee performs the duties of a compensation committee and reviews annually the recommendations of executive management regarding administration of salaries and benefits costs. In 2002, the personnel committee was comprised of David M. Rogers, Chairman; Anthony C. Cannon, Gary M. Griffin, and Theron C. Smith, III. R. Dennis Hennett, the Bank's Chief Executive Officer, presents recommendations from executive management and participates in discussions affecting the compensation of all employees except his own. The committee met five times during 2002.

Board Compensation Committee Report on Executive Compensation
The personnel committee has approved and implemented a formal salary administration program with job grades and salary ranges for all personnel of the Company. Each position within the company, including the chief executive officer and all other executive officers, has been assigned a ranking based on certain criteria including, but not limited to, education, knowledge, experience, skill, and level of authority and responsibility. Each grade or level has been assigned a salary range based on salary surveys for other financial institutions of comparable markets, size, and complexity. The personnel committee reviews job grades periodically and makes changes as warranted by market conditions or the needs of the Company. The personnel committee reviews salary ranges every two years and makes adjustments to reflect changes in the employment marketplace, the Consumer Price Index, and salary surveys from banking associations.

Annual base salaries are generally set at competitive levels with similar financial institutions and within the Company's salary administration program. The personnel committee reviews each employee periodically for job performance and individual goal attainment. Salary increases are primarily based on individual performance and achievement.

In 2002, the personnel committee approved, and the board ratified, an incentive cash award based on the Company's performance and profitability for the year. All officers and employees participated in the incentive cash awards based on evaluations and recommendations by each employee's or officer's immediate supervisor. The personnel committee and the Board of Directors evaluated and approved the cash award to the chief executive officer. The personnel committee plans to approve a similar plan in 2003.

The Company's overall compensation program for its chief executive officer and senior management is intended to attract, motivate, and retain key employees; maintain a base salary structure that is competitive in the Company's marketplace; link annual incentive cash awards with specific financial performance goals; and provide long-term incentive awards in the form of incentive stock options that align management ownership with shareholder value.

The Personnel Committee:
David M. Rogers, Chairman                            Anthony C. Cannon
Gary M. Griffin                                      Theron C.  Smith, III

Performance Graph
The Company is required to provide its shareholders with a line graph comparing the Company's cumulative total shareholder return with a performance indicator of the overall stock market and either a published industry index or a Company-determined peer comparison. The purpose of the graph is to help shareholders determine the reasonableness of the compensation committee's decisions with respect to the setting of various levels of executive officer compensation. Shareholder return (measured through increases in stock price and payment of dividends) is often a benchmark used in assessing corporate performance and the reasonableness of compensation paid to executive officers.

However, shareholders should recognize that corporations often use a number of other performance benchmarks (in addition to shareholder return) to set various levels of executive officer compensation. The Company's 2002 Annual Report to Shareholders contains a variety of relevant performance indicators concerning the Company. Thus, Company shareholders may wish to consider other relevant performance indicators which may be more closely related to officer performance in assessing the reasonableness of Company executive officer compensation, such as growth in earnings per share, book value per share, and cash dividends per share, along with Return on Equity (ROE) and Return on Assets (ROA) percentages.

The performance graph included in this proxy compares the Company's cumulative total shareholder return over the previous five fiscal years with both the NASDAQ Composite Index and The Carson Medlin Company's Independent Bank Index (an index published by the Carson Medlin Company, Investment Bankers). The NASDAQ Composite Index reflects overall stock market performance. The Independent Bank Index is the compilation of the total return to shareholders over the past five years of a group of 23 independent community banks located in the southeastern states of Alabama, Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia. The total five year return was calculated for each of the banks in the peer group taking into consideration changes in stock price, cash dividends, stock dividends, and stock splits since December 31, 1997. The individual results were then weighted by the market capitalization of each bank relative to the entire peer group. The total return approach and the weighting based upon market capitalization is consistent with the preparation of the NASDAQ total return index. The Company believes the Independent Bank Index is a more relevant standard by which community banks should measure their own performance because the peer group is comprised of banks that are closer in size and style of doing business. Furthermore, this index more closely reflects the actual trading patterns of community bank stocks.

Returns assume a beginning stock index price of $100 per share. The value of the Company's stock as shown in the graph is based on information known to the Company regarding transactions in the Company's stock. Because there is no active trading market in the Company's stock, the information is based on a limited number of transactions.





                      [Five Year Performance Index graph]




                                    1997    1998    1999    2000    2001    2002
                                    ----    ----    ----    ----    ----    ----
 GREER BANCSHARES INCORPORATED      $100    $157    $201    $209    $228    $238
 INDEPENDENT BANK INDEX              100     113     105      97     113     141
 NASDAQ INDEX                        100     141     252     157     125      86

Summary of Cash and Certain Other Compensation
The following table sets forth the compensation paid by the Bank for the fiscal years ending December 31, 2002, 2001 and 2000 to our Chief Executive Officer. No other executive officers received aggregate cash compensation in excess of $100,000 in 2002.

                                                                           Securities
   Name &                                                                  Underlying             All
  Principal          Fiscal                           Other Annual        Options/SARS#          Other
  Position            Year       Salary 1    Bonus    Compensation           Granted         Compensation 2
  --------            ----       ------      -----    ------------           -------         ------------
R. Dennis Hennett     2002      $172,127   $25,000 3            -             0 / 0              $ 9,331
President & CEO       2001       157,370    20,000 4            -             0 / 0                8,851
                      2000       146,670    16,000 5            -             0 / 0                7,373

-----------------------

1 Represents salary, directors' fees, and deferred compensation expense (which totaled $23,725 in 2002) for Mr. Hennett.

2 This amount represents 401(k) employer match ($5,475 in 2002), disability insurance premium ($2,668 in 2002), and group life premium ($1,188 in 2002).

3  Represents bonus paid Mr. Hennett in 2003 for fiscal year 2002.

4  Represents bonus paid Mr. Hennett in 2002 for fiscal year 2001.

5  Represents bonus paid Mr. Hennett in 2001 for fiscal year 2000.

Option Grants in Last Fiscal Year
There were no options granted to the named executive officer during the last fiscal year.

Aggregated Option Exercises in Last Fiscal Year & Fiscal Year-End Option Values The following table lists the aggregate number of stock options exercised by executive officers whose aggregate cash compensation exceeded $100,000. Also listed are the number of exercisable and unexercisable stock options and the value of exercisable and unexercisable "in-the-money"stock options at December 31, 2002:

                                                                                       Value of Unexercised
                                                           Number of Securities       In-the-Money Securities
                          Number of                      Underlying Options as of    Underlying Options as of
                       Shares Acquired       Value         Year-end Exercisable/             Year-end
        Name             on Exercise       Realized 1          Unexercisable         Exercisable/Unexercisable
        ----             -----------       --------            -------------         -------------------------

R. Dennis Hennett            100              $1,226           700 / 2,400               $8,841 / $30,312

---------------------------

1 Market value of underlying securities on the exercise date, minus the exercise or base price. The market value of $27.00 is based on information obtained from The Greenville News as of May 15, 2002 (the exercise date).

Equity Compensation Plan Information
The following table sets forth equity compensation plan information at December 31, 2002.

                                                                                    Number of securities
                                                                                 Remaining available for
                              Number of securities                                future issuance under
                                  to be issued           Weighted-average       equity compensation plans
                                upon exercise of         exercise price of                 (c)
                              outstanding options,     outstanding options,       (excluding securities
 Plan Category               warrants and rights (a)   warrants and rights (b)    reflected in column (a))
--------------               -----------------------   -----------------------  --------------------------
    Equity compensation
     Plans approved by               56,131                   $18.88                      92,350
     security holders

    Equity compensation
    Plans not approved                N/A                       N/A                        N/A
    by security holders

         Total                       56,131                   $18.88                      92,350


Salary Continuation Plan
In 1997, the Bank's Board of Directors approved a Salary Continuation Plan for its six executive officers. The purpose of the Salary Continuation Plan is to encourage the executives to remain in the employ of the Company. The plan is funded by life insurance written on each participant. Under the plan, the Company promises to pay certain supplemental retirement or death benefits to the executive.

Following is information regarding the Salary Continuation Plan for executive officers whose aggregate cash compensation exceeded $100,000 in 2002. R. Dennis Hennett, President and Chief Executive Officer of the Company, will receive $3,333.33 each month for 180 consecutive calendar months, beginning the first month following his termination of employment after his "normal retirement date." "Normal retirement date" is defined by the Salary Continuation Plan as being the date upon which the executive attains 65 years of age.

Directors' Deferred Compensation Plan
A Directors' Deferred Compensation Plan was instituted in 1996. The plan allows directors' board fees to be deferred and earn interest at a rate equal to the Company's return on average equity (with a minimum interest rate of 7% and a maximum of 12%). The rate of interest paid during 2002 was 12%. The following directors participated in the plan:

                                          Total                      Total                     Total
                                        Deferred                    Amount                   Interest
                                     As of 12/31/02             Deferred -2002             Earned -2002
                                     --------------             --------------             ------------
Anthony C. Cannon                     $    2,546.72             $   2,400.00               $    146.72
Gary M. Griffin                       $   15,640.55             $   2,400.00               $  1,223.32
R. Dennis Hennett                     $    7,637.42             $   7,200.00               $    437.42
Harold K. James                       $    7,640.18             $   7,200.00               $    440.18
Paul D. Lister                        $  102,803.41             $  14,400.00               $ 10,253.44
David M. Rogers                       $   84,852.44             $  14,400.00               $  8,330.12
Charles D. Wall                       $  102,803.41             $  14,400.00               $ 10,253.44

Directors' Supplemental Life Insurance/Split Dollar Plan
The Company's Board of Directors believes it to be in the best interests of the Company to enter into Split Dollar Life Insurance Agreements with the directors. The agreements provide the directors with the opportunity to receive supplemental life insurance benefits of $100,000 after seven years of service, increased each year until termination of service by an inflation factor of 4%. The life insurance acquired will help finance the interest paid on the directors' deferred compensation. The Bank applied for and owns a life insurance policy on certain directors (listed below). By way of a separate split dollar agreement, the policy interests are divided between the Bank and the director. The Bank owns the policy cash surrender value, including the accumulated policy earnings, and the policy death benefits over and above the cash surrender value are endorsed to the director and his named beneficiary. The Bank will report to the participant each year the economic value of the insurance coverage as taxable income. The following individuals are included in the plan:

                                                Initial Split Dollar             Projected Post
                                                    Death Benefit           Retirement Death Benefit
                                                    -------------           ------------------------
Walter M. Burch                                       $100,000                       $173,168
Gary Griffin                                           100,000                        277,247
Harold K. James                                        100,000                        246,472
Paul D. Lister                                         100,000                        194,790
David M. Rogers                                        100,000                        288,337
C. Don Wall                                            100,000                        180,094

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The James Agency, Inc. has sold and/or brokered insurance to the Company for 2002, for which it earned commissions from the Company of $3,018.70. In 2002, the James Agency also was broker for the sale of a parcel of undeveloped real estate for the Company for which the James Agency received commissions of $74,364 from the Company. Harold K. James, a member of the Board of Directors, is vice president and co-owner of the James Agency, Inc.

Carter, Smith, Merriam, Rogers & Traxler, P.A. has provided professional legal services to the Company in 2002. David M. Rogers, a member of the Board of Directors, is an attorney with the Carter, Smith, Merriam, Rogers & Traxler, P.A. law firm.

The insurance sold to the Company and real estate brokered for the Company by the James Agency, and the legal services provided to the Company were at prices and on terms comparable to those provided to their other customers.

The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with officers, directors, shareholders, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. Such loans have not involved more than normal risks of collectability, nor have they presented any other unfavorable features.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on a review of Forms 3, 4, and 5 and any representations made to us, it appears that all executive officers and directors have made timely filings of Statements of Beneficial Ownership on Form 3, Form 4 and Form 5 during 2002, except the following, who failed to file a Form 4 within the required two days of the transaction:

- Mr. Smith failed to report within two days the purchase of 609 shares on October 2, 2002, and
- Mr. Williams failed to report within two days a grant of options to purchase 2,500 shares.

Form 4's for both the transactions noted were subsequently filed.

                  DEADLINE FOR SUBMITTING SHAREHOLDER PROPOSALS

If shareholders wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 2004 annual meeting, they must deliver a written copy of their proposal to the principal executive offices of the Company no later than December 1, 2003. To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested. Proposals must also comply with the Company's bylaws and the SEC federal proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials. A copy of the bylaws is available upon written request.

Any shareholder proposal to be made at an annual meeting, but which is not requested to be included in the Company's proxy materials, must comply with the Company's bylaws, including the following requirements: Proposals for director nominations must be delivered to the Company's principal executive offices between 30 and 60 days prior to the annual meeting of shareholders. Other proposals must be delivered between 60 and 90 days prior to the first anniversary of the preceding year's annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the shareholder notice must be delivered between 60 and 90 days prior to the annual meeting or within 10 days following the day on which public announcement of the date of the meeting is first made.


                         AVAILABLE FINANCIAL INFORMATION

The Company will provide free of charge to any shareholder of record as of March 27, 2003, and to each person to whom this Proxy Statement is delivered in connection with the Annual Meeting of Shareholders, upon written request of such shareholder or person, a copy of the Company's Registration Statement on Form 10-K, including financial statements and financial statement schedules (but excluding exhibits), filed with the Securities and Exchange Commission. Any such request should be directed to Greer Bancshares Incorporated, Post Office Box 1029, Greer, South Carolina 29652, Attention: J. Richard Medlock, Jr., Treasurer and Secretary.

Other Matters
Management of the Company knows of no other matters to be brought before the Annual Meeting of the Shareholders. However, if any other matters do properly come before the Annual Meeting of the Shareholders, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the best judgment of the persons voting the proxies.





                                        By Order of the Board of Directors,

                                        /s/ Gary M. Griffin
                                        Gary M. Griffin
Greer, South Carolina                   Chairman, Board of Directors
April 2, 2003                           Greer Bancshares Incorporated

                                        Greer
                                        Bancshares
                                        Incorporated



                          GREER BANCSHARES INCORPORATED
                                 (864) 877-2000
                            1111 West Poinsett Street
                           Greer, South Carolina 29650


                                    NOTICE OF
                                 ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS


                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

                      (This page left blank intentionally)

              This Proxy is solicited by the Board of Directors of
                          GREER BANCSHARES INCORPORATED

The undersigned, hereby revoking all previous proxies, hereby appoints Walter M. Burch, C. Don Wall and Theron C. Smith, III, each of them the attorney or attorneys of the undersigned with the power of substitution, to vote all shares of common stock of Greer Bancshares Incorporated, Greer, South Carolina (the "Company"), in the name of the undersigned upon all matters at the Company's Annual Meeting to be held April 24, 2003, and at any adjournments thereof, with all powers that the undersigned would possess if personally present, and without limiting the general authorization and power hereby given, directs said attorneys to cast the undersigned's vote as specified below:

  1) Election of Directors
    |_| FOR all nominees listed below    |_| WITHHOLD authority for all nominees

                  Nominees to serve a full term of three years:
             Mark S. Ashmore, Harold K. James and Anthony C. Cannon

 NOTE: If you wish to withhold authority for any individual nominee, write that nominee's name in the space below.


--------------------------------------------------------------------------------
  2) Authority to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.
                    |_| FOR      |_| AGAINST      |_| ABSTAIN


--------------------------------------------------------------------------------
   PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

This proxy may be revoked prior to its exercise. The shares represented by this proxy will be voted as directed. Where no direction is given, the shares will be voted for items 1 and 2.

                       Dated:                            , 2003
                             ----------------------------
         Signature of Shareholder:
                                  --------------------------------------
         Signature of Shareholder:
                                  --------------------------------------

Your signature on this proxy should correspond with the name appearing on your stock certificate. When signing as a Personal Representative, Administrator, Trustee, Guardian, Attorney, etc., please indicate your full title. If stock is held jointly, each joint owner must sign.